Exhibit 99.2

Akari Therapeutics Closes $75 Million Private Placement

NEW YORK and LONDON, September 21, 2015 (GLOBE NEWSWIRE) — Akari Therapeutics (formerly known as Celsus Therapeutics plc) (NASDAQ: AKTX), an emerging growth, development-stage biopharmaceutical company, announced today that it has closed a previously announced private placement financing with a select group of investors, led by Deerfield, and including Venrock, Vivo Capital, Foresite Capital, New Enterprise Associates, QVT Financial, RA Capital Management and certain other institutional investors. The private placement, which follows the Company’s completion of its acquisition of Volution Immuno Pharmaceuticals SA announced on September 18, 2015, valued the combined entity at $150 million on a fully-diluted basis prior to the completion of the private placement. With the closing of the transaction, Akari received gross proceeds of approximately $75 million from the sale of 3,958,811 restricted American Depositary Shares (ADSs), representing an aggregate of 395,881,100 ordinary shares, at a price of $18.945 per restricted ADS, which represents approximately 33.3% of the outstanding Ordinary Shares of the Company after giving effect to the acquisition and the financing. The Company’s ADSs, each representing 100 Ordinary Shares (giving effect to the previously announced ADS ratio change, trade on The NASDAQ Capital Market under the symbol “AKTX” commencing on the date hereof.

The net proceeds from the private placement will provide Akari with resources to advance the Company’s lead asset, Coversin, a potentially best-in-class C5 complement inhibitor, through Phase 2 clinical trials in paroxysmal nocturnal hemoglobinuria (PNH), Guillain Barré syndrome (GBS) atypical, and Hemolytic Uremic Syndrome (aHUS).

“We are excited to advance the development of Coversin into several clinical indications,” said Gur

Roshwalb, Chief Executive Officer of Akari Therapeutics. “We believe that Coversin has potential to be the next and best-in-class C5 complement therapeutic and this financing provides us with the resources to advance our corporate and clinical goals.”

Dr Ray Prudo, Executive Chairman stated “I am delighted to be working with our strong management team to increase shareholder value and I believe Akari has the strategy, vision and support to become a leading player in our sector.”

Citigroup Global Markets Inc. and MTS Securities, LLC, an affiliate of MTS Health Partners, acted as placement agents in the transaction.

About Akari Therapeutics Plc

Akari is a clinical-stage biopharmaceutical company focused on the development and commercialization of innovative therapeutics to treat orphan autoimmune and inflammatory diseases. Akari’s lead drug, Coversin is a second-generation complement inhibitor that acts on complement component-C5, preventing release of C5a and formation of C5b-9 (also known as the membrane attack complex or MAC). C5 inhibition is growing in importance in a range of rare autoimmune diseases related to dysregulation of the complement component of the immune system, including paroxysmal nocturnal hemoglobinuria (PNH), atypical Hemolytic Uremic Syndrome (aHUS), and Guillain Barré syndrome (GBS).

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication regarding the business combination transaction, the private placement and other contemplated transactions and the clinical development of Coversin constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "seeks," "should," "will," and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control.

Risks and uncertainties for the combined company include, but are not limited to: liquidity and trading market for ADSs prior to and following the consummation of the business combination transaction and the financing; costs and potential litigation associated with the recently completed transactions; an inability or delay in obtaining required regulatory approvals for Coversin and any other product candidates, which may result in unexpected cost expenditures; risks inherent in drug development in general; uncertainties in obtaining successful clinical results for Coversin and any other product candidates and unexpected costs that may result therefrom; failure to realize any value of Coversin and any other product candidates developed and being developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; inability to develop new product candidates and support existing products; the approval by the FDA and EMA and any other similar foreign regulatory authorities of other competing or superior products brought to market; risks resulting from unforeseen side effects; risk that the market for the combined company's products may not be as large as expected; inability to obtain, maintain and enforce patents and other intellectual property rights or the unexpected costs associated with such enforcement or litigation; inability to obtain and maintain commercial manufacturing arrangements with third party manufacturers or establish commercial scale manufacturing capabilities; unexpected cost increases and pricing pressures; uncertainties of cash flows and inability to meet working capital needs; cost reductions that may not result in anticipated level of cost savings or cost reductions after the consummation of the recently completed transactions; and risks associated with the possible failure to realize certain benefits of the recently completed transactions, including future financial, tax, accounting treatment, and operating results. Many of these factors that will determine actual results are beyond our ability to control or predict.

For a discussion of the factors that may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied in such forward-looking statements, or for a discussion of risks associated with the effect of the recently completed business combination transaction on our business, see “Risk Factors” beginning on page 13 of the definitive proxy statement and in other filings that we have made with the SEC in connection with the proposed transactions. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this press release speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. Unless otherwise required by applicable securities laws, we do not intend, nor do we undertake any obligation, to update or revise any forward-looking statements contained in this news release to reflect subsequent information, events, results or circumstances or otherwise. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

The securities sold in the private placement have not been registered under the Securities Act of 1933, as amended, or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission ("SEC") or an applicable exemption from such registration requirements.

Contact:

Investor & Media Contact:

Akari Therapeutics Plc

Gur Roshwalb, MD, CEO

646-350-0702

info@AkariTx.com

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